Second Amended and Restated Voting Agreement
                  --------------------------------------------


     This  Second  Amended  and  Restated Voting Agreement (this "Agreement") is
                                                                  ---------
made as of April 27, 2000, among LifeCell Corporation, a Delaware corporation (the "Company"), and the Stockholders (as defined below).
       -------

     Vector Later-Stage Equity Fund, L.P. ("Vector"), CIBC WMV, Inc. ("CIBC"), and the other Persons identified as "Stockholders" on Annex A attached hereto
                                                         -------
(collectively, the "Stockholders") and the Company are parties to that certain Securities Purchase Agreement dated November 18, 1996 (the "Purchase
                                                                    --------
Agreement"), pursuant to which the Stockholders purchased shares of the Company's Series B Preferred Stock, par value $.001 per share (the "Series B
                                                                        --------
Preferred"),  and warrants to purchase shares of the Company's common stock, par
---------
value  $.001  per share (each, a "Warrant").  The Investors and the Company also
                                  -------
are parties to that certain Voting Agreement dated November 18, 1996, entered into in connection with the Purchase Agreement, as amended and restated in December 1998 (the "Voting Agreement"). Subsequent to the execution and delivery of the Voting Agreement, certain events have occurred that have caused the Stockholders and the Company to desire to amend the Voting Agreement to take into account such events, and the Stockholders and the Company desire to enter into certain other amendments to the Voting Agreement. Accordingly, the Stockholders and the Company desire to enter into this Agreement to effect such amendments to the Voting Agreement by amending and restating the Voting Agreement in its entirety.

     The  Company  and  the  Stockholders  hereby  agree  as  follows:

     1.   Certain  Definitions.
          --------------------

          Capitalized terms used but not defined herein shall have the meanings assigned such terms in the Purchase Agreement.

          "Stockholder  Shares" means, as of any particular time, (i) any Common
           -------------------
Stock purchased or otherwise acquired by any Stockholder, (ii) any Common Stock issued or issuable directly or indirectly upon conversion of Preferred Stock or upon exercise of Warrants, in each case, owned by a Stockholder, (iii) any capital stock or other equity securities issued or issuable directly or indirectly with respect to Common Stock referred to in clause (i) or clause (ii) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. For purposes of this Agreement, any Person who holds Preferred Stock or Warrants shall be deemed to be a Stockholder and the holder of Stockholder Shares issued or issuable upon conversion of such Preferred Stock or exercise of such Warrants (as the case may be) in connection with the transfer thereof or otherwise and regardless of any restriction or limitation on the conversion or exercise thereof.

     2.   Board  of  Directors.
          --------------------

          (a) From and after the date of this Agreement, each holder of Stockholder Shares shall vote all of its Stockholder Shares and shall take all other necessary or desirable actions within its control (whether in its capacity as a stockholder or as an officer or director of the Company or otherwise, and including, without limitation, attendance at meetings in person or by proxy for the purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Company shall take all necessary and desirable actions within its control (including, without limitation, calling special Board and stockholder meetings), so that:

          (i) the maximum authorized number of directors on the Board shall be established at eight directors and shall be reduced in accordance with clauses (vii) and (viii) of this Section 2(a);

          (ii)  the  following  individuals  shall  be  elected to the Board:

                    (A) such number of representatives as is equal to the number of directors the holders of the Series B Preferred then are entitled to elect pursuant to paragraph 3(b) of the Certificate of Designation of the Series B Preferred (the "Investor
                                                                        --------
               Directors")  as  designated  by  holders  of a  majority  of  the
               ---------
               Underlying  Common  Stock  (the  "Majority   Investors"),   which
                                                 --------------------
               Investor Directors, so long as such number of directors to be elected by the Series B Preferred is two, shall include one representative designated by Vector (the "Vector
                                                                          ------
               Representative"),  and one representative designated by CIBC (the
               --------------
               "CIBC Representative");
                --------------------

                    (B) the Chief  Executive  Officer of the Company and Stephen
               A. Livesey (each, a "Company Director"); and
                                   -----------------

                    (C) one  individual who is neither a member of the Company's management nor an employee or an officer of the Company (the "Initial Outside Director"), and three individuals jointly designated by the Investor Directors and the Company Directors each of whom is neither a member of the Company's management nor an employee or an officer of the Company (the "Additional Outside
               Directors");                                   ------------------
               ---------

          (iii) the removal from the Board (with or without cause) of any Vector Representative or any CIBC Representative shall be at the written request of Vector or CIBC, respectively, but only upon such written request and under no other circumstances;

          (iv) the removal from the Board (with or without cause) of any Company Director or the Initial Outside Director shall be at the written request of the majority of the other directors then in office, but only upon such written request and under no other circumstances;

          (v) in the event that any Investor Director or any Additional Outside Director designated hereunder for any reason ceases to serve as a member of the Board during his or her term of office, the resulting vacancy on the Board shall be filled in the manner set forth above in clause (ii) of this
Section 2(a) by a representative designated by the same group that designated the member that will no longer serve on the Board; provided that if such group fails to designate a representative to fill such vacancy, the election of an individual to fill such vacancy shall be accomplished in accordance with the Company's bylaws and applicable law; provided, further, that the Stockholders shall thereafter vote to remove such individual if the group which failed to designate a representative to fill such vacancy pursuant to this Section 2(a) so directs;

          (vi) in the event that the Initial Outside Director for any reason ceases to serve as a member of the Board during his term of office, the resulting vacancy shall be filled by the vote of a majority of the other directors then in office;

          (vii) in the event that any Company Director (other than the Chief Executive Officer) for any reason ceases to serve as a member of the Board during his term of office, the resulting vacancy shall not be filled and the number of authorized directors on the Board shall be reduced by the number of such directors who have ceased to serve on the Board; and

          (viii) in the event that the number of Investor Directors is reduced to one, the resulting vacancy shall not be filled and the number of authorized directors shall be reduced by one.

          (b) The Company shall pay all out-of-pocket travel and other expenses incurred by each director in connection with attending the meetings of the Board or any committee thereof. So long as any Investor Director serves on the Board and for three years thereafter, the Company shall maintain directors and officers indemnity insurance coverage satisfactory to the Majority Investors, and the Company's certificate of incorporation and by laws shall provide for indemnification and exculpation of directors to the fullest extent permitted under applicable law.


     3.     Stockholder  Covenant.  No  holder of Stockholder Shares shall grant
            ---------------------
any proxy or become party to any voting trust or other agreement which is inconsistent with, conflicts with or violates any provision of this Agreement.

     4.     Termination.  This  Agreement  shall  terminate  at the later of (i)
            -----------
such time, determined pursuant to paragraph 3(b) of the Certificate of Designation of the Series B Preferred, when the holders of Series B Preferred no longer have the right to elect a member of the Board and (ii) such time when the Company no longer has any obligation to deliver financial and other information to certain Investors pursuant to Section 6.8 of the Purchase Agreement.

     5.     Counterparts.  This  Agreement  may  be  executed  in  multiple
            ------------
counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

     6.     Remedies.  Each  Stockholder shall be entitled to enforce its rights
            --------
under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. Each Stockholder hereby acknowledges that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that each Stockholder may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

     7.     Notices.  Any  notice  provided  for  in  this Agreement shall be in
            -------
writing and shall be either personally delivered, or mailed first class mail (postage prepaid) or sent by reputable overnight courier service (charges prepaid) to the Stockholder at the address indicated on Annex A hereto (which
                                                           -------
address is the same address set forth on Annex A to the Voting Agreement ) or at
                                         -------
such address or to the attention of such other person (including any subsequent holder of Stockholder Shares) as the recipient party has specified by prior written notice to the sending party. Notices shall be deemed to have been given hereunder when delivered personally, three days after deposit in the U.S. mail and one day after deposit with a reputable overnight courier service.

     8.     Amendment  and  Waiver.  This Agreement may be amended, modified and
            ----------------------
supplemented, and compliance with any term, covenant, agreement or condition contained herein may be waived either generally or in particular instances, and either retroactively or prospectively, only by a written instrument executed by
(a) the Company and (b) the Majority Investors. No course of dealing between or among any persons having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any person under or by reason of this Agreement.

     9.     Governing  Law.  The  corporate  law  of the State of Delaware shall
            --------------
govern all issues and questions concerning the rights of the Company and the rights of the Stockholders relative to the Company. All other issues and questions concerning the construction, validity, interpretation and enforceability of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

     10.     Descriptive  Headings.  The  descriptive headings of this Agreement
             ---------------------
are inserted for convenience only and do not constitute a part of this Agreement.

     11.     Entire  Agreement.  This  Agreement sets forth the entire agreement
             -----------------
among the parties hereto with respect to the subject matter hereof, and supersedes any prior oral or written agreement among the parties, including without limitation thereto the Voting Agreement.

     12.     Holdings  of  Series  B  Preferred. Based on the Company's records,
             ----------------------------------
each  Stockholder  holds  the  shares of Series B Preferred set forth on Annex A
                                                                         -------
hereto.

     IN WITNESS WHEREOF, the Company and the undersigned Stockholders (constituting the Majority Investors) have executed this Agreement as of the day and year first above written.

                           LIFECELL  CORPORATION



                           By
                              --------------------------------------------------
                                Paul  G.  Thomas
                                President  and  Chief  Executive  Officer


                           VECTOR  LATER-STAGE  EQUITY  FUND,  LP

                           By: Vector Fund Management, L.P., its General Partner


                           By
                             ---------------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------


                           CIBC  WMV,  INC.


                           By
                             ---------------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------

                                     ANNEX A
                                     -------

                                  Stockholders
                                  ------------

TAX ID NAME                                                  TOTAL
                                                          OUTSTANDING
Paul B. Ankin & Lois F. Ankin                                         264
Joseph Battipaglia                                                    158
Michael E. Cahr                                                       531
Chinook Equities Inc.                                                 531
CIBC Wood Gundy Ventures Inc.                                      47,805
John Cirrito                                                          264
P. William Curreri                                                    425
Michael Gironta                                                     1,065
Gruntal & Co. Inc. Cust FBA Evan Kleinberg IRA                          3
Gruntal & Co. Inc. Cust FBA Bernard B. Salzman IRA                     56
Jeffrey Keeler                                                         42
Edward A. Kerbs                                                       328
Michael J. Koblitz Tr. Of the Marcus L. Koblitz Trust                   9
Michael J. Koblitz Tr. Of the Lauren JL. Koblitz Trust                  9
Michael J. Koblitz                                                     20
Smith Barney Inc. Cust Christopher C. Kraft Jr.                       264
Stephen Livesey                                                       264
William J. McCluskey                                                  196
Michael H. Richmond                                                   425
Barry Richter                                                         264
Robert Sablowsky                                                      183
David Saks                                                            531
Don A. Sanders                                                        660
SBSF Biotechnology Fund LP                                          2,325
SBSF Biotechnology Partners LP                                      1,065
richard L. Serrano                                                     51
Technology Funding Medical Partners ILP                             2,666
Vector Later-Stage Equity Fund LP                                  41,440
Stephen G. Weiss                                                       20
The Woodlands Venture Capital Company                               2,666